UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2019

Adhera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4721 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	919-578-5901

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
—	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Adhera Therapeutics, Inc. (the “Company”) was held on December 19, 2019, after having been adjourned from December 6, 2019. As of November 12, 2019, the record date for the Annual Meeting, 10,869,530 shares of common stock were issued and outstanding. The holders of the Company’s Series C Convertible Preferred Stock (the “Series C Stock”), Series D Convertible Preferred Stock (the “Series D Stock”), Series E Convertible Preferred Stock (the “Series E Stock”) and Series F Convertible Preferred Stock (the “Series F Stock”) were entitled to an additional 16,169,553 votes at the Annual Meeting, on an as-converted basis, after giving effect to the beneficial ownership limitations set forth in the Certificate of Designation of Rights, Preferences and Privileges of each of the Series C Stock, the Series D Stock, the Series E Stock and the Series F Stock, respectively. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. The voting results reported below are final.

Proposal No. 1

The Company’s stockholders elected each of the Company’s three (3) director nominees listed below, each to serve as directors of the Company until the 2020 Annual Meeting of Stockholders, based upon the following votes:

Nominee	Votes “FOR”	Votes WITHHELD	Broker Non-Votes
Uli Hacksell, Ph.D.	13,381,428	1,857,649	-0-
Nancy R. Phelan	13,920,183	1,318,894	-0-
Timothy Boris	13,381,424	1,857,653	-0-

Proposal No. 2

The Company’s stockholders approved an amendment of the 2018 Long Term Incentive Plan of the Company to increase the number of shares available for issuance thereunder from 6,000,000 to 8,000,000, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
12,770,299	1,940,025	528,753	-0-

Proposal No. 3

The Company’s stockholders ratified the appointment by the Company of Squar Milner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
14,032,484	120,194	1,086,399	-0-

Proposal No. 4

The Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split, at any time within two (2) years following the Annual Meeting, and in such ratio between a one-for-ten and one-for-seventy reverse stock split, to be determined by the Board of Directors, to be in the best interest of the Company, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
13,831,530	1,311,858	95,689	-0-

Proposal No. 5

The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, based upon the following votes:

Votes “FOR”	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
12,925,742	1,738,901	574,434	-0-

Proposal No. 6

The holders of the Series C Stock, Series D Stock, Series E Stock and Series F Stock voted to approve the creation of a new series of the Company’s preferred stock to be designated Series G Convertible Preferred Stock, based upon the following votes:

Series C Shares Voting “FOR”	Series C Shares Voting AGAINST	Series C Shares ABSTAINED	Series C Broker Non- Votes
100	-0-	-0-	-0-

Series D Shares Voting “FOR”	Series D Shares Voting AGAINST	Series D Shares ABSTAINED	Series D Broker Non- Votes
40	-0-	-0-	-0-

Series E Shares Voting “FOR”	Series E Shares Voting AGAINST	Series E Shares ABSTAINED	Series E Broker Non- Votes
2,525.56	234.8	717.64	-0-

Series F Shares Voting “FOR”	Series F Shares Voting AGAINST	Series F Shares ABSTAINED	Series F Broker Non- Votes
271	-0-	90	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADHERA THERAPEUTICS, INC.

December 19, 2019	By:	/s/ Nancy R. Phelan
	Name:	Nancy R. Phelan
	Title:	Chief Executive Officer